SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 14, 2005

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877

(Address of principal executive offices) (Zip Code)

(203) 894-9700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K/A contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland’s common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 8.01

OTHER EVENTS.

Background.   As previously reported on a Current Report on Form 8-K filed with the SEC on February 15, 2005 (SEC File # 000-27023) (the “Initial 8-K”), on February 14, 2005 we acquired a controlling interest in Technest Holdings, Inc., a public company with no operations.  In connection with this transaction, and, at the same time, Technest acquired all of the capital stock of Genex Technologies, Inc. (“Genex”) a private company with expertise in imaging and surveillance whose primary customer is the U.S. Department of Defense.   We refer to these transactions as the “Genex Transactions.”

Purpose of this Amendment.  In the Initial 8-K we stated that we would file Technest’s financial statements and pro forma financial statements in due course and in accordance with SEC rules.  This current report on Form 8-K/A is being filed to amend our initial 8-K to state that we are not required to file Technest’s audited financial statements and pro forma information in a Form 8-K/A because Technest is not a significant subsidiary of Markland, as such term is defined in Rule 1-02(w) promulgated by the SEC, Regulations S-X and S-B and instructions to Form 8-K.   We have come to this conclusion following the audit we conducted to prepare Genex’s audited financial statements and pro forma information.

Availability of Audited Financial Statements of Genex and Technest and Pro Forma Information for Genex.    The following documents contain material information and are publicly available on the SEC's web site at www.sec.gov. We urge you to obtain and read carefully copies of these documents and the Initial 8-K before making an investment decision:

•

Genex’s audited financial statements  for the fiscal years ended December 31, 2004 and December 31, 2003 and pro forma financial information can be found in Technest’s Current Report on Form 8-K/A filed with the SEC on May 2, 2005 (File # 000-27023) as amended on May 4, 2005.

•

Technest’s audited financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 can be found in Technest’s annual report on Form 10-KSB filed with the SEC on April 15, 2005 (SEC File # 000-27023).

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Gino M. Pereira   _

Gino M. Pereira

Chief Financial Officer

Date:

May 9, 2005